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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported June 14, 1999
                                 (June 2, 1999)

                              THE MACERICH COMPANY
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                           Maryland 1-12504 95-4448705
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(State or Other Jurisdiction                      (Commission IRS Employer
of Incorporation) file Number)                    Identification No.)


            401 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
                      --------------------------------------
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (310) 394-6000


                                       N/A
                      --------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events


On June 2, 1999, Macerich Cerritos, LLC, an indirect subsidiary of The Macerich Company (the "Registrant"), acquired a 100% interest in Los Cerritos Center from Westfield America, Inc. (the "Seller"), through an asset sale. Los Cerritos Center is a 1,306,000 square foot super regional shopping center located in Cerritos, California. The assets acquired include, among other things, real property, the buildings and improvements located thereon, certain lease interests, tangible and intangible personal property and rights related thereto.

The purchase price was approximately $188 million and was determined in good faith, arms length negotiations between the Registrant and the Seller. The purchase price was funded with the placement of a $120 million first mortgage on the property and the proceeds raised through the incurrence of other debt by the Registrant.

In negotiating the purchase price, the Registrant considered, among other factors, the historical and projected cash flow of the properties, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the properties and the terms and conditions of available financing. The Registrant obtained no independent appraisals. The Registrant intends to continue operating the shopping center as currently operated and leasing the space therein to national and local retailers.
















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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on June 14, 1999.


                                                   THE MACERICH COMPANY




                                          By:      /s/Thomas O'Hern
                                                   --------------------
                                                   Thomas O'Hern
                                                   Executive Vice President and
                                                   Chief Financial Officer


















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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on June 14, 1999.


                                                   THE MACERICH COMPANY




                                          By:      ________________________
                                                   Thomas O'Hern
                                                   Executive Vice President and
                                                   Chief Financial Officer
















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